EXHIBIT 31.1

SECTION 302 CERTIFICATION

I, David S. Pere, certify that:

1. I have reviewed this annual report on Form 10-KSB of OCTuS, Inc.;

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the consolidated financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business as of, and for, the periods presented in this annual report.

4. The small business issuer's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e) for the small business issuer and have:

(a) Designed such disclosure controls and procedures, or caused such  disclosure controls and procedures to be designed under our supervision,  to ensure that material information relating to the small business  issuer, including its consolidated subsidiaries, is made known to us by  others within those entities, particularly during the period in which  this report is being prepared;

(b) Evaluated the effectiveness of the small business issuer's  disclosure controls and procedures and presented in this report our  conclusions about the effectiveness of the disclosure controls and  procedures, as of the end of the period covered by this report based on such evaluation; and

(c) Disclosed in this report any change in the small business  issuer's internal control over financial reporting that occurred during the small business issuer's most recent fiscal quarter (the small  business issuer's fourth fiscal quarter in the case of an annual report)  that has materially affected, or is reasonably likely to materially  affect, the small business issuer's internal control over financial  reporting; and

5. The small business issuer's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the small business issuer's auditors and the audit committee of the small business issuer's board of directors (or persons performing the equivalent functions):

(a) All significant deficiencies and material weaknesses in the  design or operation of internal control over financial reporting which  are reasonably likely to adversely affect the small business issuer's  ability to record, process, summarize and report financial information;  and

(b) Any fraud, whether or not material, that involves management or  other employees who have a significant role in the small business  issuer's internal control over financial reporting.

Date:  April 14, 2008

/s/ David S. Pere
David S. Pere Chief Executive Officer and Principal Financial Officer